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                                CASH TRANSACTIONS


                             CABCO TR FOR BELLSOUTH


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
October 15, 2001             Receipt of Interest on
                             BellSouth 6.75%                          $1,518,750

October 15, 2001             Funds Disbursed to
                             Holders of CABCO
                             Trust Certificates                       $1,518,750
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